SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


     THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.  ("BKN")
     THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.  ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC") THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
     THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN") THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
     THE BLACKROCK INCOME TRUST INC.  ("BKT")
     THE BLACKROCK HIGH YIELD TRUST  ("BHY")
     THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.  ("BQT")
     THE BLACKROCK ADVANTAGE TERM TRUST INC.  ("BAT")
     THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.  ("BMN")
     THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA") THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
     THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ") THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY") THE BLACKROCK INCOME OPPORTUNITY TRUST INC. ("BNA")
     THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.  ("BMT")
     THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
     THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
     BLACKROCK FLORIDA MUNICIPAL INCOME TRUST ("BBF")
     BLACKROCK MUNICIPAL INCOME TRUST ("BFK")
     BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST ("BFZ")
     BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST ("BNJ")
     BLACKROCK NEW YORK MUNICIPAL INCOME TRUST ("BNY")
     BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST ("BJZ")

     BLACKROCK MUNICIPAL 2018 TERM TRUST ("BPK")
     BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST ("BLH") BLACKROCK CORE BOND TRUST ("BHK")
     BLACKROCK STRATEGIC BOND TRUST ("BHD")
     BLACKROCK MUNICIPAL BOND TRUST ("BBK")
     BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST ("BZA")
     BLACKROCK FLORIDA MUNICIPAL BOND TRUST ("BIE")
     BLACKROCK MARYLAND MUNICIPAL BOND TRUST ("BZM")
     BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST ("BLJ")
     BLACKROCK NEW YORK MUNICIPAL BOND TRUST ("BQH")
     BLACKROCK VIRGINIA MUNICIPAL BOND TRUST ("BHV")
     BLACKROCK MUNICIPAL INCOME TRUST II ("BLE")
     BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II ("BCL") BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II ("BFY") BLACKROCK INSURED MUNICIPAL INCOME TRUST ("BYM")
     BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("BCK") BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST ("BAF") BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST ("BSE")


                  ---------------------------------------------

                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
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    (1) Title of each class of securities to which transaction applies: N/A
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    (3) Per unit price or other underlying value of transaction computed pursuant to Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

                                [GRAPHIC OMITTED]

                           BLACKROCK CLOSED-END FUNDS

                                ----------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 22, 2003

                                ----------------

         Notice is hereby given to the Stockholders/Shareholders of each of the BlackRock Closed-End Funds listed on Appendix A to the Proxy Statement accompanying this notice (collectively, the "Trusts") that:

         The Joint Annual Meeting of Stockholders/Shareholders of the Trusts (the "Meeting") will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on Thursday, May 22, 2003 at 10:00 a.m. (New York City time). For the sake of convenience and clarity, individual Trusts are identified throughout this notice and the attached Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust's full name and trading symbol is attached to the Proxy Statement accompanying this notice as Appendix A. The Meeting is being held for the following purposes:

         1. A. For each of the following Trusts to elect two Directors (or, where applicable, Trustees), each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

              BFC      BLN      BBK     BZM      BHV      BFY      BAF
              BHY      BRF      BZA     BLJ      BLE      BYM      BSE
              BKN      BRM      BIE     BQH      BCL      BCK

         1. B. For each of the following Trusts to elect three Directors (or, where applicable, Trustees), each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

              RNY      RAA      BCT     BKT      BMT      BFZ      BJZ      BHK
              RNJ      BSD      BAT     BQT      BBF      BNJ      BPK      BHD
              RFA      BPS      BNA     BMN      BFK      BNY      BLH

         1. C. For each of the following Trusts to elect Messrs. Walter F. Mondale and Robert S. Kapito as Directors for the remainder of their term in accordance with Maryland law as indicated in the attached Proxy Statement:

              BKN      BRM      BFC     BLN      BCT      BKT      BQT
              BAT      BMN      RAA     RNJ      RNY      BNA      BMT

         2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OR TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

         We encourage you to contact BlackRock toll free at (800) 227-7BFM
(7236) from 9:00 a.m. to 6:00 p.m. EST if you have any questions.

         The Board of each Trust has fixed the close of business on February 28, 2003 as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet (for those Trusts that permit voting by telephone or internet) so you will be represented at the Meeting.

                                By order of the
                                Board of each Trust

                                Anne F. Ackerley, Secretary of each Trust
New York, New York
April 15, 2003




--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL (NOT EVERY TRUST PERMITS VOTING BY INTERNET AND TELEPHONE. PLEASE CHECK YOUR PROXY CARD). IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                           BLACKROCK CLOSED-END FUNDS
                                ----------------
                                 PROXY STATEMENT
                                       FOR
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003
                                ----------------

       This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (800) 227-7BFM
(7236).

         This Proxy Statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Thursday, May 22, 2003, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on May 22, 2003 at 10:00 a.m. (New York City time). As used in the Notice of Annual Meeting and as used herein, the term "Directors" shall include Trustees, the term "Shareholders" shall include Stockholders and the term "share" shall include stock where the use of the terms "Trustees" or "Stockholders" or "stock" would otherwise be appropriate. This Proxy Statement and the enclosed proxy card are first being sent to the Trusts' shareholders on or about April 15, 2003.

*        WHY IS A SHAREHOLDER MEETING BEING HELD?

         Because the common shares of each Trust are traded on a nationally recognized stock exchange that requires each Trust to hold an annual meeting of shareholders.

*        WHAT PROPOSAL WILL BE VOTED ON?

         You are being asked to elect nominees for the Board of each Trust in which you own shares (the "Proposal").

*        WILL MY VOTE MAKE A DIFFERENCE?

         YES! Your vote is important and will make a difference in the governance of the Trust(s), no matter how many shares you own.

*        WHO IS ASKING FOR YOUR VOTE?

         The enclosed proxy is solicited by the Board of each Trust for use at the Meeting to be held on Thursday, May 22, 2003, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 15, 2003.

*        HOW DO THE TRUSTS' BOARDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE
         PROPOSALS?

         Each Board unanimously recommends that you vote "for" the respective Proposal.

*        WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of each Trust at the close of business on February 28, 2003 are entitled to be present and to vote at the Meeting or any adjourned or postponed meeting.

         Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Meeting, your shares will be voted at your Board's discretion.

*        HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

         Appendix B sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2003.

*        WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

         The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and one meeting. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust's meeting to a time immediately after the Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposal relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

THE PROPOSAL

*        WHO ARE THE NOMINEES FOR DIRECTORS?

         The Directors of the Trusts are classified into three classes of
         Directors: Class I, Class II and Class III. Each class has a term of three years. There are two or three nominees with respect to each Trust because each year the term of office of one class expires and only Directors of the respective Trust whose current terms are expiring are being nominated for election at the Meeting.

         The following table sets forth the class and nominees to be voted on by each Trust:

                                                  CLASS OF DIRECTORS            NOMINEES FOR
                 FUND                           STANDING FOR ELECTION            DIRECTORS
===========================================================================================================

BFC(1)   BRM(1)     BLJ        BFY                     CLASS I              Richard E. Cavanagh(4)
BHY      BBK        BQH        BYM                                          James Clayburn La Force, Jr.
BKN(1)   BZA        BHV        BCK
BLN(1)   BIE        BLE        BAF
BRF      BZM        BCL        BSE
===========================================================================================================

BBF      BHK        BMN(2)     BNY                     CLASS II             Frank J. Fabozzi(4)
BFK      BJZ        BMT(2)     BPK                                          Walter F. Mondale
BFZ      BKT(2)     BNA(2)     BQT(2)                                       Ralph L. Schlosstein
BHD      BLH        BNJ
===========================================================================================================

RNY(3)   RFA        BSD        BCT(3)                  CLASS III            Andrew F. Brimmer
RNJ(3)   RAA(3)     BPS        BAT(3)                                       Kent Dixon
                                                                            Robert S. Kapito
===========================================================================================================

----------------
(1) Shareholders of these Trusts will also vote for Messrs. Walter F. Mondale and Robert S. Kapito, in addition to the Class I nominees for Directors, for the reasons described below.

(2) Shareholders of these Trusts will also vote for Mr. Kapito, in addition to the Class II nominees for Directors, for the reasons described below.

(3) Shareholders of these Trusts will also vote for Mr. Mondale, in addition to the Class III nominees for Directors, for the reasons described below.

(4) To be elected by holders of preferred shares only, except that, for BHY, BHK, BHD, BKT, BNA and BQT, which do not have preferred shares, to be elected by holders of common shares.

         Each Director is also a Director of each of the other BlackRock closed-end Trusts. Each nominee's background is described below.

         The holders of any Trust's preferred shares will have equal voting rights with the holders of that Trust's common shares (i.e., one vote per share), and will vote together with the holders of common shares as a single class on the proposal to elect Directors, except that the holders of preferred shares of each Trust which is electing Class I or II Directors at this Meeting, voting separately as a class, will separately elect a Director from each of such classes. The two Directors that have been designated as representing the holders of each respective Trust's preferred shares are Messrs. Richard E. Cavanagh and Frank J. Fabozzi.

         In addition, under Maryland law, directors who have been appointed by a board of directors since the prior annual shareholders' meeting to fill a vacancy on the Boards must be nominated for election at the next shareholders' meeting. In 2002, Mr. Walter F. Mondale resigned from the Boards in order to run for U.S. Senate on October 31, 2002 and was reappointed by the Boards on November 12, 2002. Mr. Robert S. Kapito was appointed as a Director of each Trust by the Boards on August 22, 2002 to fill a vacancy. Therefore, Messrs. Mondale and Kapito are being nominated for election with respect to BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, RAA, RNJ, RNY, BNA and BMT, even if they are not in the class of Directors standing for election, because these Trusts are organized as Maryland corporations.

         Each Director elected will hold office for three years and until their successors shall have been elected and qualified, except that Mr. Mondale and Mr. Kapito will serve until the end of the term for which they were originally appointed, where applicable. The other Directors of the Trusts will continue to serve under their current terms. The other classes will be elected at subsequent annual meetings of shareholders.

         BAT, BCT and BQT each hold substantially all of their assets in their respective wholly owned subsidiaries, BAT Subsidiary Inc. ("BATS"), BCT Subsidiary Inc. ("BCTS") and BQT Subsidiary Inc. ("BQTS"). The Board of each wholly owned subsidiary is identical to the Board of its respective parent company. Accordingly, nominees elected as Directors of BAT, BCT, and BQT, respectively, will be appointed by BAT, BCT and BQT, respectively, to serve as Directors of BATS, BCTS and BQTS, respectively, each of which has investment objectives and policies identical to BAT, BCT, and BQT, respectively.

         Certain information concerning the nominees for each of the Trusts is set forth in the table below. All of the nominees are currently Directors of each of the Trusts, including BATS, BCTS, and BQTS, and have served in such capacity since each of the Trusts commenced their respective operations, except for the following exceptions. Mr. Richard E. Cavanagh has served as Director since his appointment by the Boards of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BNA and BMT on August 11, 1994 to fill a vacancy. With respect to BKT, BQT, BAT, BMN, BNA and BMT, Mr. James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of shareholders on June 19, 1992. Mr. Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, BMT, RFA, RAA, RNJ, RNY, BNA and BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of shareholders on April 15, 1997, except that he resigned on October 31, 2002 to run for the U.S. Senate and was subsequently reappointed by the Boards on November 12, 2002. Mr. Robert S. Kapito was appointed by the Boards on August 22, 2002 to fill a vacancy. In addition, Mr. Ralph L. Schlosstein also serves as Chairman and President of the BlackRock Provident Institutional Funds and a Director and officer of several of BlackRock's alternative investment vehicles. Each Director holds his position as to each of the 44 active closed-end funds advised by BlackRock Advisors, Inc. (the "Fund Complex"). As of the date of this Proxy Statement, the Fund Complex consisted of 44 active closed-end funds, each with one investment portfolio.

         Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent directors are those who are not interested persons of the Trusts or BlackRock Advisors, Inc. (the "Independent Directors"). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts is 40 East 52nd Street, New York, New York 10022, and the address of BlackRock Advisors, Inc. (the "Advisor") is 100 Bellevue Parkway, Wilmington, Delaware 19809.

                                                                                          OTHER DIRECTORSHIPS HELD BY
 NAME, ADDRESS                     PRINCIPAL OCCUPATION(S)                                  DIRECTOR OR NOMINEE FOR
   AND AGE                           DURING PAST 5 YEARS                                           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

Ralph L. Schlosstein*     Director since 1999 and President of BlackRock,       Chairman and President of the BlackRock Provident
Age 52                    Inc. since its formation in 1998 and of               Institutional Funds (10 portfolios). Director of
Class II                  BlackRock, Inc.'s predecessor entities since          several of BlackRock's alternative investment
                          1988.  Member of the Management Committee and         vehicles. Currently, a Member of the Visiting Board
                          Investment Strategy Group of BlackRock, Inc.          of Overseers of the John F. Kennedy School of
                          Formerly, Managing Director of Lehman Brothers,       Government at Harvard University, the Financial
                          Inc. and Co-head of its Mortgage and Savings          Institutions Center Board of the Wharton School of
                          Institutions Group.  Currently, Chairman and          the University of Pennsylvania, a Trustee of Trinity
                          Director of each of the closed-end Trusts in          School in New York City and a Trustee of New Visions
                          which the Advisor acts as investment advisor.         for Public Education in New York City. Formerly, a
                                                                                Director of Pulte Corporation and a Member of Fannie
                                                                                Mae's Advisory Council.

                                                                                          OTHER DIRECTORSHIPS HELD BY
 NAME, ADDRESS                     PRINCIPAL OCCUPATION(S)                                  DIRECTOR OR NOMINEE FOR
   AND AGE                           DURING PAST 5 YEARS                                           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

Robert S. Kapito*         Vice Chairman of BlackRock, Inc., Head of the         Chairman of the Hope & Heroes Children's Cancer
Age: 46                   Portfolio Management Group, a member of the           Fund. President of the Board of Directors of
Class III                 Management Committee, the Investment Strategy         Periwinkle National Theatre for Young Audiences.
                          Group, the Fixed Income and Global Operating          Director of icruise.com, Corp.
                          Committees and the Equity Investment Strategy
                          Group.  Responsible for the portfolio management
                          of the Fixed Income, Domestic Equity, Liquidity
                          and Alternative Investment Groups of BlackRock.
                          Currently, President and Director for each of
                          the closed-end Trusts in which the Advisor acts
                          as investment advisor.

INDEPENDENT DIRECTORS:

Andrew F. Brimmer         President of Brimmer & Company, Inc., a               Director of CarrAmerica Realty Corporation and
P.O. Box 4546             Washington D.C.-based economic and financial          Borg-Warner Automotive. Former Director of AirBorne
New York, NY 10163        consulting firm.  Also, Wilmer D. Barrett             Express, BankAmerica Corporation (Bank of America),
Age: 76                   Professor of Economics, University of                 Bell South Corporation, College Retirement Equities
Class III                 Massachusetts -- Amherst.  Former member of the       Fund (Trustee), Commodity Exchange, Inc. (Public
                          Board of Governors of the Federal Reserve             Governor), Connecticut Mutual Life Insurance
                          System.  Former Chairman, District of Columbia        Company, E.I. du Pont de Nemours & Company,
                          Financial Control Board.                              Equitable Life Assurance Society of the United
                                                                                States, Gannett Company, Mercedes-Benz of North
                                                                                America, NCM Financial Corporation (American
                                                                                Security Bank), NCM Capital Management, Navistar
                                                                                International Corporation, PHH Corp. and UAL
                                                                                Corporation (United Airlines).

Richard E. Cavanagh       President and Chief Executive Officer of The          Trustee Emeritus, Wesleyan University, Trustee,
P.O. Box 4546             Conference Board, Inc., a leading global              Airplanes Group, Aircraft Finance Trust (AFT) and
New York, NY 10163        business membership organization, from                Educational Testing Service (ETS). Director, Arch
Age: 56                   1995-present.  Former Executive Dean of the John      Chemicals, Fremont Group and The Guardian Life
Class I                   F. Kennedy School of Government at Harvard            Insurance Company of America.
                          University from 1988-1995.  Acting Director,
                          Harvard Center for Business and Government
                          (1991-1993).  Former Partner (principal) of
                          McKinsey & Company, Inc. (1980-1988).  Former
                          Executive Director of Federal Cash Management,
                          White House Office of Management and Budget
                          (1977-1979).  Co-author, THE WINNING PERFORMANCE
                          (best selling management book published in 13
                          national editions).

Kent Dixon                Consultant/Investor.  Former President and Chief      Former Director of ISFA (the owner of INVEST, a
P.O. Box 4546             Executive Officer of Empire Federal Savings Bank      national securities brokerage service designed for
New York, NY 10163        of America and Banc PLUS Savings Association.         banks and thrift institutions).
Age: 65                   Former Chairman of the Board, President and
Class III                 Chief Executive Officer of Northeast Savings.

Frank J. Fabozzi          Consultant.  Editor of THE JOURNAL OF PORTFOLIO       Director, Guardian Mutual Funds Group
P.O. Box 4546             MANAGEMENT and Adjunct Professor of Finance at        (18 portfolios).
New York, NY 10163        the School of Management at Yale University.
Age:  54                  Author and editor of several books on fixed
Class II                  income portfolio management.  Visiting Professor
                          of Finance and Accounting at the Sloan School of
                          Management, Massachusetts Institute of
                          Technology from 1986 to August 1992.

James Clayburn            Dean Emeritus of The John E. Anderson Graduate        Director, Jacobs Engineering Group, Inc., Payden &
  La Force, Jr.           School of Management, University of California        Rygel Investment Trust, Provident Investment Counsel
P.O. Box 4546             since July 1, 1993.  Acting Dean of The School        Funds, Advisor Series Trust, Arena Pharmaceuticals,
New York, NY 10163        of Business, Hong Kong University of Science and      Inc. and CancerVax Corporation.
Age: 74                   Technology 1990-1993.  From 1978 to September
Class I                   1993, Dean of The John E. Anderson Graduate
                          School of Management, University of California.

Walter F. Mondale         Partner, Dorsey &  Whitney LLP, a law  firm
P.O. Box 4546             (December  1996 - present, September 1987 -
New York, NY 10163        August  1993).  Former U.S. Ambassador to Japan
Age: 75                   (1993 - 1996).  Former Vice President of  the
Class II                  United  States, U.S. Senator and Attorney
                          General of the State of Minnesota.  1984
                          Democratic Nominee for President of the United
                          States.

*        DO THE TRUSTS HAVE ANY COMMITTEES?

         Yes. The Trusts' Directors have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Directors or otherwise. The members and chairman of each committee are appointed by the Directors.

EXECUTIVE COMMITTEE

         Each Trust has an Executive Committee composed of Messrs. Schlosstein and Kapito, which acts on behalf of the full Board on certain matters in the interval between meetings of the Boards.

AUDIT COMMITTEE

         Each of the Trusts has an Audit Committee, composed of three of the Independent Directors, which is charged with selecting a firm of independent accountants for its respective Trust and reviewing accounting matters with the accountants.

         The Audit Committee of each Trust presents the following report:

         The Audit Committee of each Trust (except for BYM, BCK, BAF and BSE) has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

         BYM, BCK, BAF and BSE are newly organized and do not, as of yet, have audited year-end financial statements. As a result, these Trusts' Audit Committees have not performed any of the above functions.

         The Audit Committee is governed by a written charter, which was revised on October 22, 2002 and is attached hereto as Appendix C.

         The members of the Audit Committee of each Trust are Messrs. Brimmer (Chairman of the Audit Committee), Cavanagh and Dixon. The Board of each Trust has determined that each Trust has two audit committee financial experts serving on its audit committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trusts.

GOVERNANCE COMMITTEE

         Each of the Trusts has a Governance Committee composed of all of the Independent Directors. As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors.

         The 1940 Act requires that the Trusts have a minimum proportion of directors who are not affiliated in any way with the investment manager, principal underwriter or any broker-dealer of the Trusts. These Independent Directors must vote separately to approve all financial arrangements and other agreements with the Trusts' investment manager and other affiliated parties. Each Trust's Independent Directors meet regularly as a group in executive session as the Governance Committee.

*        HOW MANY SHARES OF THE TRUSTS DO THE DIRECTORS OWN?

         The chart attached hereto as Appendix D lists the number of shares beneficially owned by the Directors and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan.

*        HOW OFTEN DO THE DIRECTORS MEET?

         Nine meetings of the Board of BNA, seven meetings of the Board of each of BHD, BPK, BJZ and BLH, and six meetings of the Board of each of BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BFK, BFZ, BBF, BNJ, BNY and BHK were held during their last fiscal year from November 1, 2001 to October 31, 2002. Five meetings of the Board of each of BMN, BFC, BLN, BMT, BRF, BRM, BPS, BQT, BAT and BSD were held during their last fiscal year from January 1, 2002 to December 31, 2002.

           One meeting of the Executive Committee of each of BCT, BHY, BKN, BKT, BNA, RAA, RFA, RNJ, RNY, BHK, BHD, BFK, BFZ, BBF, BNJ, BNY, BPK, BJZ and BLH was held during their last fiscal year from November 1, 2001 to October 31, 2002. One meeting of the Executive Committee of each of BAT, BFC, BLN, BMN, BMT, BPS, BRF, BRM, BQT and BSD was held during their last fiscal year from January 1, 2002 to December 31, 2002.

         Six meetings of the Audit Committee of each of BCT, BHY, BKN, BKT, BNA, RAA, RFA, RNJ and RNY, five meetings of the Audit Committee of each of BHK, BHD, BFK, BFZ, BBF, BNJ and BNYand three meetings of the Audit Committee of each of BPK, BJZ and BLH were held during their last fiscal year from November 1, 2001 to October 31, 2002. Four meetings of the Audit Committee of each of BAT, BFC, BLN, BMN, BMT, BPS, BRF, BRM, BQT and BSD were held during their last fiscal year from January 1, 2002 to December 31, 2002.

         Four meetings of the Governance Committee of each of BNA, BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BHD, BFK, BFZ, BBF, BNJ, BNY, BPK, BJZ, BHK and BLH were held during their last fiscal year from November 1, 2001 to October 31, 2002. Four meetings of the Governance Committee of each of BAT, BFC, BLN, BMN, BMT, BPS, BSD, BRF, BRM and BQT were held during their last fiscal year from January 1, 2002 to December 31, 2002.

         During each Trust's last full fiscal year, each Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust (held during the period for which he has been a Director); and (ii) all meetings of all committees of the Board of each Trust on which he served (during the periods that he served).

         Meeting information and Directors' attendance for BBK, BZA, BIE, BZM, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE have not been provided because such Trusts have not been in operation for a full fiscal year.

*        WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

         The following table sets forth certain information regarding the compensation of the Trusts' Directors.

                                                      TOTAL COMPENSATION
                                                     FROM THE FUND COMPLEX
              NAME OF DIRECTOR                       PAID TO DIRECTORS (1)
              --------------------------------  --------------------------------

              Andrew F. Brimmer                           $200,000(2)(3)
              Richard E. Cavanagh                         $160,000(2)
              Kent Dixon                                  $160,000(2)
              Frank J. Fabozzi                            $160,000(2)
              James Clayburn La Force, Jr.                $160,000(2)
              Walter F. Mondale                           $160,000(2)

----------
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2002 from the Fund Complex.

(2) Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2002. Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale deferred $24,000, $24,000, $0, $0, $148,000 and $55,500, respectively, pursuant to the
         Fund Complex's deferred compensation plan (described below).

(3) Dr. Brimmer serves as "lead director" for each Board in the Fund Complex. For his services as lead director, Dr. Brimmer is compensated in the amount of $40,000 per annum by the Fund Complex allocated among the Trusts in the Fund Complex based on each Trust's relative net assets.

         During the last fiscal year, each Independent Director received an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,500 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director was capped at $160,000 per annum, except for the lead director. In the event that the $160,000 cap was met with respect to an Independent Director, the amount of the Independent Director's fee borne by each Trust in the Fund Complex was reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex (subject to a $2,000 minimum per Director). In addition, the attendance fees of each Independent Director of the Trusts were reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts held on a single day did not exceed $20,000 for any Director.

         The following fees were accrued by the following Trusts during their last fiscal year from January 1, 2002 to December 31, 2002:

                  BAT      $14,000      BMN      $72,000      BJZ      $10,900
                  BRM      $69,900      BQT      $50,000      BPK      $35,000
                  BLN      $23,500      BPS      $11,300      BLH      $11,100
                  BFC      $25,200      BSD      $16,500
                  BRF      $16,200      BMT      $47,600


The following fees were accrued by the following Trusts during their last fiscal year from November 1, 2001 to October 31, 2002:

                  BHY      $12,100      RNY      $12,000      BHK      $50,000
                  BCT      $15,400      BKN      $40,500      BHD      $16,500
                  RAA      $12,000      BNA      $56,300      BFK      $85,500
                  RFA      $12,000      BBF      $16,100      BNJ      $18,000
                  BFZ      $35,200      BNY      $28,600
                  RNJ      $12,000      BKT      $71,500

The following fees were accrued by the following Trusts during their last fiscal year from September 1, 2001 to August 31, 2002: 1

                  BBK      $ 5,500      BHV      $ 4,100      BYM      $     0
                  BZA      $ 4,100      BLE      $ 3,700      BCK      $     0
                  BIE      $ 4,200      BCL      $ 1,700      BAF      $     0
                  BZM      $ 4,200      BLJ      $ 4,200      BSE      $     0
                  BQH      $ 4,200      BFY      $ 1,100

         None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Schlosstein, Kapito, Gabbay, Klingert, Kong, Schaney, Shea and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor. They receive compensation from the Advisor or one of its affiliates, although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time (other than time related to providing investment advisory services) is devoted to certain of that particular Trust's operations.

         Under the deferred compensation plan (the "Plan"), Independent Directors may elect to defer receipt of at least a portion of their annual compensation received from a Trust. Deferred amounts earn an approximate return for the Directors as though equivalent dollar amounts had been invested in common shares of certain Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Trust. A Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

         At a meeting of the Governance Committees held on October 22, 2002, the Independent Directors approved a change to their compensation to become effective January 1, 2003. Under this revised compensation plan, each Independent Director will receive an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,500 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total aggregate compensation for each Independent Director is capped at $190,000 per annum from the Fund Complex, except for the lead director and Audit Committee members.

         The Independent Directors have voluntarily agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Plan.

*        HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE TRUSTS?

         The Directors believe each Director should have a beneficial investment in the BlackRock closed-end Trusts. The Directors allocate their investments among the 44 active BlackRock closed-end Trusts based on their own investment needs. The

----------
(1) BYM, BCK, BAF and BSE are new Trusts and therefore have not yet accrued any fees.

table attached at Appendix E to this Proxy Statement sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director in all of the BlackRock closed-end Trusts as of February 28, 2003.

         THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

         The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Prudential Investments LLC, located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Princeton Administrators L.P., located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, UBS Global Asset Management
(US) Inc., located at 51 West 52nd Street, New York, New York 10019, and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. Also, certain of the Trusts may employ Georgeson Shareholder Communications Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 (except for BHV, BZM, BLJ and BQH which will be approximately $2,500), per Trust.

         The affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is necessary to elect the Director nominees.

         Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on a Trust's Proposal.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust by delivering a subsequently dated proxy or by attending and voting at the Meeting.

         The Board of each Trust has fixed the close of business on February 28, 2003 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

         In addition to Messrs. Schlosstein and Kapito, all the following executive officers, except Messrs. Schaney and Klingert, hold the same position with each of the Trusts. With respect to Mr. Klingert, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BPS, BSD, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BBK, BZA, BIE, BZM, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE only. With respect to Mr. Schaney, he is an officer of BHY, BHK and BHD only.

                                               OTHER PRINCIPAL OCCUPATIONS
   NAME AND AGE         TITLE                        IN PAST 5 YEARS
------------------    ------------------   ------------------------------------

Anne Ackerley         Secretary            Managing Director of BlackRock, Inc.
Age:  41                                   since 2000. Formerly First Vice
                                           President and Chief Operating
                                           Officer, Mergers and Acquisitions
                                           Group at Merrill Lynch & Co. from
                                           1997 to 2000; First Vice President
                                           and Chief Operating Officer, Public
                                           Finance Group at Merrill Lynch & Co.
                                           from 1995 to 1997; First Vice
                                           President, Emerging Markets Fixed
                                           Income Research at Merrill Lynch &
                                           Co. prior thereto.

Henry Gabbay          Treasurer            Managing Director of BlackRock, Inc.
Age: 55                                    and its predecessor entities.

Kevin Klingert        Vice President       Managing Director of BlackRock, Inc.
Age: 40                                    and its predecessor entities.

                                               OTHER PRINCIPAL OCCUPATIONS
   NAME AND AGE         TITLE                        IN PAST 5 YEARS
------------------    ------------------   ------------------------------------

James Kong            Assistant Treasurer  Managing Director of BlackRock, Inc.
Age: 42                                    and its predecessor entities.

Dennis Schaney        Vice President       Managing Director of BlackRock, Inc.
Age: 46                                    and its predecessor entities and head
                                           of the High Yield Group since
                                           February 1998. Formerly, Managing
                                           Director Merrill Lynch & Co. in the
                                           Global Fixed Income Research and
                                           Economics Department.

Richard Shea, Esq.    Vice President/Tax   Managing Director of BlackRock, Inc.
Age: 43                                    since 2000; Chief Operating Officer
                                           and Chief Financial Officer of
                                           Anthracite Capital, Inc. since 1998.
                                           Formerly, Director of BlackRock, Inc.
                                           and its predecessor entities.

INVESTMENT ADVISOR

         The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States, with approximately $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: "PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         The executive officers of the Advisor are:

NAME                                       POSITION
----                                       --------
Laurence D. Fink                           Chief Executive Officer
Ralph L. Schlosstein                       President
Robert S. Kapito                           Vice Chairman
Robert P. Connolly                         General Counsel and Secretary

Mr. Schlosstein is a Director of the Trusts and Mr. Kapito is an officer and Director of the Trusts.

         BlackRock Financial Management, Inc., an affiliate of the Advisor and a wholly owned subsidiary of BlackRock, currently serves as Sub-Advisor to BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK, BHD, BYM, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM and BHV.

INDEPENDENT AUDITORS

         Deloitte & Touche LLP ("D&T") has been selected as the independent auditor by a majority of each Trust's Board, including a majority of the Independent Directors by vote cast in person, to audit the accounts of each Trust for and during each Trust's fiscal year ending in 2003. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

Audit Fees(2)

         Each Trust has paid to D&T fees for professional services rendered for the audit of each Trust's annual financial statements for the most recent fiscal year (or period) in the following amounts:

                  BKN   $26,000         BHD   $24,000         BHK   $28,000
                  BRM   $26,000         BRF   $18,700         BBK   $24,000
                  BFC   $18,700         BLN   $18,700         BZA   $24,000
                  BKT   $46,800         BCT   $14,300         BIE   $24,000
                  BQT   $42,400         BHY   $18,700         BZM   $24,000

----------
(2) As newly organized Trusts, BYM, BCK, BAF and BSE have not completed their initial fiscal years.

                  BMN   $33,300         BAT   $21,600         BLJ   $24,000
                  RFA   $7,300          RAA   $7,300          BQH   $24,000
                  RNY   $7,300          RNJ   $7,300          BHV   $8,500
                  BPS   $10,400         BMT   $27,000         BLE   $24,000
                  BNA   $69,600         BSD   $21,000         BCL   $24,000
                  BFK   $24,000         BBF   $24,000         BFY   $24,000
                  BNJ   $24,000         BFZ   $24,000         BYM   $0
                  BJZ   $24,000         BNY   $24,000         BCK   $0
                  BLH   $24,000         BPK   $24,000         BAF   $0
                  BSE   $0

Financial Information Systems Design and Implementation Fees

         The Trusts, the Advisor, and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for information systems design and implementation.

All Other Fees(3)

         Each Trust paid fees to D&T in the Trust's most recent fiscal year for services other than those described above in the following amounts:

                  BKN   $14,100         BRM   $17,200         BBK   $8,000
                  BFC   $15,800         BRF   $14,100         BZA   $2,300
                  BLN   $14,100         BCT   $29,700         BIE   $2,300
                  BKT   $44,200         BHY   $10,000         BZM   $1,900
                  BQT   $26,000         BAT   $13,600         BLJ   $2,000
                  BMN   $18,400         RAA   $200            BQH   $2,100
                  RFA   $200            RNJ   $200            BHV   $1,800
                  RNY   $300            BMT   $ 8,400         BLE   $9,900
                  BPS   $16,700         BSD   $18,100         BCL   $6,300
                  BNA   $35,900         BBF   $16,400         BFY   $5,600
                  BFK   $34,400         BFZ   $24,600         BYM   $0
                  BNJ   $21,600         BNY   $23,300         BCK   $0
                  BJZ   $20,000         BPK   $22,600         BAF   $0
                  BLH   $19,500         BHK   $12,500         BSE   $0
                  BHD   $ 2,600

         The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for services other than those described above or for any other services.

         The Audit Committee of the Board of each Trust has concluded that the provision of services other than audit services, by D&T to the Trusts, the Advisor and affiliates of the Advisor that provide services to the Trusts, is compatible with maintaining D&T's independence in performing audit services.

         Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

PRINCIPAL EXECUTIVE OFFICES

         The principal executive offices of BKN, BRM, BFC, BRF, BLN and BCT are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BKT, BHY, BQT, BAT, BMN, RAA, RFA, RNJ, RNY and BNA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive office of BMT is located at 51 West 52nd Street, New York, New York 10019, and the principal executive offices of BPS, BSD, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK, BHD, BBK, BZA, BIE, BZM, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF, and BSE are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

----------
(3) As newly organized Trusts, BYM, BCK, BAF and BSE have not completed their initial fiscal years.

PRINCIPAL SHAREHOLDERS

         As of February 28, 2003, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

                                                         AMOUNT OF
                           NAME & ADDRESS OF             BENEFICIAL   PERCENT OF
         TRUST             BENEFICIAL OWNER              OWNERSHIP       CLASS
          ---    ------------------------------------    ----------   ----------

          BRM    Karpus Management, Inc.                 2,099,994        7.7%
                 14 Tobey Village Office
                 Park Pittsford, New York 14534

          BNA    Wachovia Corporation                    8,716,688       27.8%
                 One Wachovia Center
                 Charlotte, North Carolina 28288-0137

          BCT    Karpus Management, Inc.                  174,325        5.9%
                 14 Tobey Village Office
                 Park Pittsford, New York 14534

          BAT    Karpus Management, Inc.                 1,252,100       13.2%
                 14 Tobey Village Office Park
                 Pittsford, New York 14534

          BAT    SIT Investment Associates,               889,100        9.4%
                 Inc. 4600 Norwest Center
                 90 South Seventh Street
                 Minneapolis, MN 55402

          RAA    M.H. Whittier Corporation,               242,400        24.1%
                 James E. Greene, Arlo G.
                 Sorensen, Michael J. Casey &
                 Whittier Trust Company,
                 1600 Huntington Drive,
                 South Pasadena, California 91030

         With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

         EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DE 19809 (TELEPHONE NUMBER (800) 227-7BFM (7236)).

         Monthly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds/index.html. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock's website into this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act require each Trust's officers and Directors, officers and directors of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trusts' shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange or the American Stock Exchange (as applicable) and each of the Trusts. As a convenience to the Directors, the Advisor assists the Directors and officers in making their
Section 16 filings. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2002, all filings applicable to such persons were completed and filed, except for those instances discussed below. During fiscal year 2002, it came to the attention of the Trusts that, due to an administrative oversight, Form 5s had not been filed on behalf of Messrs. Cavanagh, Mondale, La Force, and Brimmer with respect to certain share equivalents credited to them in one or more of BCT, BKT, BNA, BHY, BAT and/or BQT pursuant to deemed quarterly investments under the Trusts' deferred compensation plan in fiscal years 2001 and 2002. For such quarterly deferred compensation transactions in 2000 and 2001, Form 5s in respect of 2000 and 2001 were filed in September of 2002. In addition, due to administrative oversight, Form 4 reports were filed late on behalf of each of Messrs. Brimmer (BAT, BKT and BQT), Cavanagh (BHK, BHY, BKT and BPK), La Force (BHD, BHY, BQT, BCT and BBK) and Kapito (BNJ). In addition,
Section 30(h) of the 1940 Act requires that an investment company's investment advisor and the investment advisor's affiliates file Form 3s with respect to the Trusts. For each of BPS, BKT, BNA, BHY, BHK, BHD, BKN, BBF, BFK, BFZ, BNJ, BNY, BQT, BAT, BCT, BSD, BJZ, BPK, BLH, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BLE, BFY and BCL the Trust's investment advisor and/or certain affiliates of the investment advisor either acting as sub-advisor to a Trust or owning Trust shares filed late Form 3s in October of 2002.

PRIVACY PRINCIPLES OF THE TRUSTS

         The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

         Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

         Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2004 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by a Trust at such Trust's principal executive offices by December 16, 2003. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than March 1, 2004.

OTHER MATTERS

         The management of the Trusts knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                                     Very truly yours,


                                                     RALPH L. SCHLOSSTEIN
                                                     Chairman

                                                     ROBERT S. KAPITO
                                                     President

April 15, 2003

                                                                      APPENDIX A

         A list of the Trusts setting forth each Trust's full name, address and trading symbol is set forth below:

         NAME                                                            TRADING
         ----                                                            SYMBOL
                                                                         -------
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.             BKN
         THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.              BRM
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.   BFC
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST           BRF
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.     BLN
         THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.         BCT

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

         THE BLACKROCK INCOME TRUST INC.                                   BKT
         THE BLACKROCK HIGH YIELD TRUST                                    BHY
         THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.                  BQT
         THE BLACKROCK ADVANTAGE TERM TRUST INC.                           BAT
         THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.                    BMN
         THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.  RAA
         THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST          RFA
         THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. RNJ THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. RNY
         THE BLACKROCK INCOME OPPORTUNITY TRUST INC.                       BNA

                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

         THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.                   BMT

                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

         THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST              BPS
         THE BLACKROCK STRATEGIC MUNICIPAL TRUST                           BSD
         BLACKROCK FLORIDA MUNICIPAL INCOME TRUST                          BBF
         BLACKROCK MUNICIPAL INCOME TRUST                                  BFK
         BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST                       BFZ
         BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST                       BNJ
         BLACKROCK NEW YORK MUNICIPAL INCOME TRUST                         BNY
         BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST                    BJZ
         BLACKROCK MUNICIPAL 2018 TERM TRUST                               BPK
         BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST                      BLH
         BLACKROCK CORE BOND TRUST                                         BHK
         BLACKROCK STRATEGIC BOND TRUST                                    BHD
         BLACKROCK MUNICIPAL BOND TRUST                                    BBK
         BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST                         BZA
         BLACKROCK FLORIDA MUNICIPAL BOND TRUST                            BIE
         BLACKROCK MARYLAND MUNICIPAL BOND TRUST                           BZM
         BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST                         BLJ
         BLACKROCK NEW YORK MUNICIPAL BOND TRUST                           BQH
         BLACKROCK VIRGINIA MUNICIPAL BOND TRUST                           BHV
         BLACKROCK MUNICIPAL INCOME TRUST II                               BLE
         BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II                    BCL
         BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II                      BFY
         BLACKROCK INSURED MUNICIPAL INCOME TRUST                          BYM
         BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST               BCK
         BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST                  BAF
         BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST                 BSE

                                                                      APPENDIX B

                               OUTSTANDING SHARES

         The following table sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2003:

                TRUST        OUTSTANDING SHARES OF     OUTSTANDING SHARES OF
                                 COMMON  STOCK            PREFERRED STOCK

                BKN                16,707,093                 5,862
                BRM                27,207,093                 10,840
                BFC                10,407,093                 4,182
                BRF                 8,707,093                 3,366
                BLN                11,257,093                 4,382
                BCT                 2,957,093                  ----
                BKT                63,160,510                  ----
                BHY                 6,360,010                  ----
                BQT                36,810,639                  ----
                BAT                 9,510,667                  ----
                BMN                45,410,639                 11,964
                RAA                 1,007,093                  300
                RFA                 1,127,093                  340
                RNJ                 1,007,093                  300
                RNY                 1,307,093                  392
                BNA                34,449,693                  ----
                BMT                25,885,639                 6,816
                BPS                 2,015,492                  700
                BSD                 7,242,261                 2,480
                BBF                 6,646,343                 2,302
                BFK                43,507,081                 15,005
                BFZ                14,985,501                 5,278
                BNJ                 7,414,793                 2,552
                BNY                12,521,494                 4,390
                BJZ                 6,433,028                 2,221
                BPK                15,908,028                 5,504
                BLH                 3,633,028                 1,256
                BHK                27,018,774                  ----
                BHD                 7,018,122                  ----
                BBK                10,123,055                 3,620
                BZA                 3,351,150                 1,199
                BIE                 3,309,483                 1,191
                BZM                 2,013,427                  720
                BLJ                 2,264,170                  809
                BQH                 2,700,991                  968
                BHV                 1,515,507                  541
                BLE                22,758,028                 8,222
                BCL                 7,962,244                 2,878
                BFY                 4,933,028                 1,786
                BYM                26,077,512                 9,159
                BCK                 5,261,197                 1,860
                BAF                 8,711,027                 3,040
                BSE                 6,408,028                 2,240

         For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares.

                                                                      APPENDIX C

                          JOINT AUDIT COMMITTEE CHARTER
                       OF THE BLACKROCK CLOSED-END TRUSTS
                      (AS AMENDED THROUGH OCTOBER 22, 2002)

STATEMENT OF PURPOSE

         The Joint Audit Committee of the BlackRock Closed-End Funds (the "Trusts", each a "Trust") is charged with providing informed, vigilant and effective oversight of the Trusts' financial reporting process and the internal controls which protect the integrity of the reporting process.

RESPONSIBILITIES

     o Selecting, retaining, terminating and determining the compensation of the Trusts' auditors, including reviewing factors relating to the independence of the Trusts' public auditors.

     o Approving all audit and non-audit functions to be performed by the Trusts' public auditors.

     o   Reviewing with the Trusts' auditors the overall scope of the audit.

     o Reviewing the Trusts' audited financial statements and audit results, including communications from the auditors relating to the Trusts' accounting practices, procedures and internal accounting controls.

     o Presenting the Trusts' interim financial statements at an Audit Committee meeting so that the Audit Committee has the opportunity to
         (i) review the materials before distribution to shareholders; and (ii) discuss any other matters related thereto as the Audit Committee deems necessary and appropriate.

     o Reviewing the adequacy of internal control systems, including internal audit activities and the security of electronic data processing, if any.

     o Reviewing such other matters regarding the Trusts' financial and accounting practices as it or the Boards of Directors may deem advisable.

COMPOSITION

         The Audit Committee shall be composed of at least three members of the Boards of Directors, all of whom are "independent" as defined by the New York Stock Exchange listing standards and the American Stock Exchange listing standards, respectively. According to the NYSE listing standards, a member is independent if he/she has no relationship with the respective Trust that may interfere with the exercise of his/her independence from BlackRock and the Trust and is not (i) an employee of the Trust or BlackRock; (ii) a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with the Trust; (iii) employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee; and (iv) does not have an immediate family member who is an executive officer of the Trust or BlackRock.

         According to the AMEX listing standards, a member is independent if he/she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (i) is not employed by the Trust or BlackRock for the current year or any of the past three years; (ii) did not receive compensation from the Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation; (iii) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock; (iv) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization which received payments from or made payments to the Trust in excess of the greater of 5% gross revenue or $200,000 in any of the past three years; and (v) is not employed as an executive of another entity for which any of the Trust's executives serve on that entity's compensation committee.

         Each member must be financially literate (i.e., have a basic understanding of financial statements) and at least one member must have accounting or related financial management expertise.

AUTHORITY

         The Audit Committee shall have the authority to institute investigations of suspected improprieties, including the standing authority to retain special counsel or seek assistance from experts.

INTERACTION WITH MANAGEMENT

         Management of the Trusts shall inform the Audit Committee in advance of any proposed changes in accounting or financial reporting practices and of any other unusual events that could have a significant impact on the Trusts' financial statements. Management shall advise the Audit Committee in advance when it seeks a second opinion on a significant accounting issue from an accountant that is not the Trusts' independent auditor. The Trusts' internal auditor shall have direct independent access to the Audit Committee.

RESOURCES

         The Boards of Directors shall ensure that the Audit Committee had adequate resources with which to discharge its responsibility.

MEETINGS

         The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The committee shall meet privately with any internal auditor and the independent public accountant whenever it believes that it is necessary to do so.

REPORTING

         The Audit Committee shall report its activities to the Boards of Directors on a regular basis, so that the Boards are kept informed of its activities on a current basis. The Audit Committee shall also provide relevant proxy disclosure to the Trusts and determine satisfaction of the requirements that the committee has: (i) reviewed and discussed the audited financial statements with management of the Trusts; (ii) discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (iii) received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence; and (iv) whether it recommended to the Boards of Directors of the Trusts that the financial statements be included in the Trusts' Annual Report for the past fiscal year, as filed with the Securities and Exchange Commission.

                                                                      APPENDIX D

                            DIRECTORS SHARE HOLDINGS

         The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan as of February 28, 2003. If a Trust is not listed, the Director does not own any shares or share equivalents of the Trust.

                                         TRUST         SHARE
                                        SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST        OWNED        LENTS(1)       OUTSTANDING
------------------------   -------     --------      ---------      ------------

INTERESTED DIRECTORS:
Ralph L. Schlosstein         BKT        6,000          ----              (2)
                             BAT         100           ----
                             BMN         100           ----
                             BMT         100           ----
                             BRM         100           ----
                             BKN         100           ----
                             BCT         100           ----
                             BQT         100           ----
                             BSD         100           ----
                             BHY        1,000          ----
                             BNA        1,500          ----
                             BFK         100           ----
                             BPK         100           ----
                             BHK         100           ----
                             BLN         100           ----
                             RNY         100           ----
                             BNY         100           ----
                             BLH         100           ----
                             BHD         100           ----
                             BBK         100           ----
                             BLE         100           ----
                             BYM         100           ----
                             BQH         100           ----
                             BFY         100           ----
                             BSE         100           ----

Robert S. Kapito             BKT         1,880          ----             (2)
                             BAT           10           ----
                             BMN           10           ----
                             BMT           10           ----
                             BRM           10           ----
                             BKN           10           ----
                             BCT           10           ----
                             BQT           10           ----
                             BSD           10           ----
                             BHY           10           ----
                             BNA           10           ----
                             BFK         10,010         ----
                             BPK           10           ----
                             BHK           10           ----
                             RNJ         1,000          ----
                             BNJ         45,000         ----
                             BHD         1,000          ----
                             BBK         1,000          ----
                             BLE         21,000         ----
                             BYM          100           ----
                             BLJ         1,000          ----

INDEPENDENT DIRECTORS:

Andrew F. Brimmer            BKT          110           1,526            (2)
                             BAT           10             962
                             BMN           10           ----
                             BMT           10           ----
                             BRM           10           ----
                             BKN           10           ----
                             BCT           20            819
                             BQT           10           1,222

                                         TRUST         SHARE
                                        SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST        OWNED        LENTS(1)       OUTSTANDING
------------------------   -------     --------      ---------      ------------

Andrew F. Brimmer            BSD           25           ----
(Continued)                  BHY          200            899
                             BNA           10           1,026
                             BFK          100           ----
                             BPK           25           ----
                             BHK           25           ----
                             BHD           25           ----
                             BBK           25           ----
                             BLE           25           ----
                             BYM           25           ----

Richard E. Cavanagh          BKT          500           5,053            (2)
                             BAT          100           ----
                             BMN          100           ----
                             BMT          100           ----
                             BRM          100           ----
                             BKN          500           ----
                             BCT          100           ----
                             BQT          100           ----
                             BSD          500           ----
                             BHY          200           3,345
                             BNA          100           ----
                             BFK          300           ----
                             BPK          300           ----
                             BHK          500           ----
                             BLN          100           ----
                             RNY          100           ----
                             BNY          300           ----
                             BLH          100           ----
                             BHD          300           ----
                             BBK          100           ----
                             BLE          100           ----
                             BYM          200           ----
                             BQH          100           ----
                             BFY          100           ----
                             BSE          200           ----

Kent Dixon                   BKT         10,000         ----             (2)
                             BAT          100           ----
                             BMN          100           ----
                             BMT          100           ----
                             BRM          100           ----
                             BKN          100           ----
                             BCT          100           ----
                             BQT          100           ----
                             BSD          100           ----
                             BHY         5,000          ----
                             BNA          100           ----
                             BFK          100           ----
                             BPK          100           ----
                             BHK          100           ----
                             BRF          100           ----
                             RFA          100           ----
                             BBF          100           ----
                             BHD          100           ----
                             BBK          100           ----
                             BLE          100           ----
                             BYM          100           ----
                             BIE          100           ----
                             BAF          100           ----

                                         TRUST         SHARE
                                        SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST        OWNED        LENTS(1)       OUTSTANDING
------------------------   -------     --------      ---------      ------------

Frank J. Fabozzi             BKT           10           ----             (2)
                             BAT           10           ----
                             BMN           10           ----
                             BMT           10           ----
                             BRM           10           ----
                             BKN           10           ----
                             BCT           10           ----
                             BQT           10           ----
                             BSD          100           ----
                             BHY           10           ----
                             BNA           10           ----
                             BFK           20           ----
                             BPK           20           ----
                             BHK           20           ----
                             BPS          100           ----
                             BHD          100           ----
                             BBK           20           ----
                             BLE           10           ----
                             BYM           10           ----

James Clayburn               BKT           10          10,566            (2)
La Force, Jr.                BAT           10           6,479
                             BMN           10           ----
                             BMT           10           ----
                             BRM           10           ----
                             BKN           10           ----
                             BCT           10           4,941
                             BQT           10           7,973
                             BSD          750           ----
                             BHY         1,000          7,177
                             BNA           10           7,042
                             BFK          100           ----
                             BPK          100           ----
                             BHK          100            234
                             BFC         3,410          ----
                             RAA           10           ----
                             BFZ          100           ----
                             BJZ          100           ----
                             BHD           50            223
                             BBK           50           ----
                             BLE           50           ----
                             BYM         1,000          ----
                             BZA         6,665          ----
                             BCL           50           ----
                             BCK         1,000          ----

Walter F. Mondale            BKT           20           4,654            (2)
                             BAT           20           2,909
                             BMN         1,020          ----
                             BMT         1,020          ----
                             BRM           20           ----
                             BKN           20           ----
                             BCT           20           2,155
                             BQT           20           3,437
                             BSD           20           ----
                             BHY          300           ----
                             BNA           20           3,063
                             BFK           20           ----
                             BPK         1,000          ----
                             BHK         1,000           262
                             BHD           20            268
                             BBK           20           ----
                             BLE           20           ----
                             BYM           50           ----

----------
(1) Represents, as of February 28, 2003, the approximate number of share equivalents owned under the deferred compensation plan in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BAT, BCT, BHY, BKT, BNA, BQT, BHD and BHK are eligible investments. Messrs. Schlosstein and Kapito are not eligible to participate in the deferred compensation plan.

(2)      Less than 1% of each Trust listed (including share equivalents).

                                                                      APPENDIX E

         The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director as of February 28, 2003. If a Trust is not listed, the Director does not own any shares of the Trust.

                                                                                                         AGGREGATE DOLLAR
NAME                       DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR       DOLLAR RANGE OF SHARE        RANGE OF EQUITY
----                      SECURITIES IN EACH TRUST    RANGE OF EQUITY      EQUIVALENTS IN EACH TRUST      SECURITIES AND
                          ------------------------    SECURITIES OF ALL   ---------------------------    SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE        TRUSTS(1)       TRUST          DOLLAR RANGE   OF ALL THE TRUSTS(1)
                       -----          ------------    -----------------   -----          ------------   --------------------
INTERESTED DIRECTORS:

Ralph L. Schlosstein    BKT         $10,001-$50,000     Over $100,000      BKT               ----          Over $100,000
                        BAT            $1-$10,000                          BAT               ----
                        BMN            $1-$10,000                          BMN               ----
                        BMT            $1-$10,000                          BMT               ----
                        BRM            $1-$10,000                          BRM               ----
                        BKN            $1-$10,000                          BKN               ----
                        BCT            $1-$10,000                          BCT               ----
                        BQT            $1-$10,000                          BQT               ----
                        BSD            $1-$10,000                          BSD               ----
                        BHY         $10,001-$50,000                        BHY               ----
                        BNA         $10,001-$50,000                        BNA               ----
                        BFK            $1-$10,000                          BFK               ----
                        BPK            $1-$10,000                          BPK               ----
                        BHK            $1-$10,000                          BHK               ----
                        BLN            $1-$10,000                          BLN               ----
                        RNY            $1-$10,000                          RNY               ----
                        BNY            $1-$10,000                          BNY               ----
                        BLH            $1-$10,000                          BLH               ----
                        BHD            $1-$10,000                          BHD               ----
                        BBK            $1-$10,000                          BBK               ----
                        BLE            $1-$10,000                          BLE               ----
                        BYM            $1-$10,000                          BYM               ----
                        BQH            $1-$10,000                          BQH               ----
                        BFY            $1-$10,000                          BFY               ----
                        BSE            $1-$10,000                          BSE               ----

Robert S. Kapito        BKT         $10,001-$50,000     Over $100,000      BKT               ----          Over $100,000
                        BAT            $1-$10,000                          BAT               ----
                        BMN            $1-$10,000                          BMN               ----
                        BMT            $1-$10,000                          BMT               ----
                        BRM            $1-$10,000                          BRM               ----
                        BKN            $1-$10,000                          BKN               ----
                        BCT            $1-$10,000                          BCT               ----
                        BQT            $1-$10,000                          BQT               ----
                        BSD            $1-$10,000                          BSD               ----
                        BHY            $1-$10,000                          BHY               ----
                        BNA            $1-$10,000                          BNA               ----
                        BFK          Over $100,000                         BFK               ----
                        BPK            $1-$10,000                          BPK               ----
                        BHK            $1-$10,000                          BHK               ----
                        RNJ         $10,001-$50,000                        RNJ               ----
                        BNJ          Over $100,000                         BNJ               ----
                        BHD         $10,001-$50,000                        BHD               ----
                        BBK         $10,001-$50,000                        BBK               ----
                        BLE          Over $100,000                         BLE               ----
                        BYM            $1-$10,000                          BYM               ----
                        BLJ         $10,001-$50,000                        BLJ               ----

INDEPENDENT  DIRECTORS:

Andrew F. Brimmer       BKT            $1-$10,000         $1-$10,000       BKT         $10,001-$50,000     $50,001-$100,000
                        BAT            $1-$10,000                          BAT         $10,001-$50,000
                        BMN            $1-$10,000                          BMN               ----
                        BMT            $1-$10,000                          BMT               ----
                        BRM            $1-$10,000                          BRM               ----
                        BKN            $1-$10,000                          BKN               ----
                        BCT            $1-$10,000                          BCT         $10,001-$50,000
                        BQT            $1-$10,000                          BQT         $10,001-$50,000
                        BSD            $1-$10,000                          BSD               ----

                                                                                                         AGGREGATE DOLLAR
NAME                       DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR       DOLLAR RANGE OF SHARE        RANGE OF EQUITY
----                      SECURITIES IN EACH TRUST    RANGE OF EQUITY      EQUIVALENTS IN EACH TRUST      SECURITIES AND
                          ------------------------    SECURITIES OF ALL   ---------------------------    SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE        TRUSTS(1)       TRUST          DOLLAR RANGE   OF ALL THE TRUSTS(1)
                       -----          ------------    -----------------   -----          ------------   --------------------
Andrew F. Brimmer       BHY            $1-$10,000                          BHY         $10,001-$50,000
(Continued)             BNA            $1-$10,000                          BNA              ----
                        BFK            $1-$10,000                          BFK              ----
                        BPK            $1-$10,000                          BPK              ----
                        BHK            $1-$10,000                          BHK              ----
                        BHD            $1-$10,000                          BHD              ----
                        BBK            $1-$10,000                          BBK              ----
                        BLE            $1-$10,000                          BLE              ----
                        BYM            $1-$10,000                          BYM              ----

Richard E. Cavanagh     BKT            $1-$10,000       $50,001-$100,000   BKT         $10,001-$50,000     over $100,000
                        BAT            $1-$10,000                          BAT              ----
                        BMN            $1-$10,000                          BMN              ----
                        BMT            $1-$10,000                          BMT              ----
                        BRM            $1-$10,000                          BRM              ----
                        BKN            $1-$10,000                          BKN              ----
                        BCT            $1-$10,000                          BCT              ----
                        BQT            $1-$10,000                          BQT              ----
                        BSD            $1-$10,000                          BSD              ----
                        BHY            $1-$10,000                          BHY         $10,001-$50,000
                        BNA            $1-$10,000                          BNA              ----
                        BFK            $1-$10,000                          BFK              ----
                        BPK            $1-$10,000                          BPK              ----
                        BHK            $1-$10,000                          BHK              ----
                        BLN            $1-$10,000                          BLN              ----
                        RNY            $1-$10,000                          RNY              ----
                        BNY            $1-$10,000                          BNY              ----
                        BLH            $1-$10,000                          BLH              ----
                        BHD            $1-$10,000                          BHD              ----
                        BBK            $1-$10,000                          BBK              ----
                        BLE            $1-$10,000                          BLE              ----
                        BYM            $1-$10,000                          BYM              ----
                        BQH            $1-$10,000                          BQH              ----
                        BFY            $1-$10,000                          BFY              ----
                        BSE            $1-$10,000                          BSE              ----

Kent Dixon              BKT         $50,001- $100,000     over $100,000    BKT              ----           over $100,000
                        BAT            $1-$10,000                          BAT              ----
                        BMN            $1-$10,000                          BMN              ----
                        BMT            $1-$10,000                          BMT              ----
                        BRM            $1-$10,000                          BRM              ----
                        BKN            $1-$10,000                          BKN              ----
                        BCT            $1-$10,000                          BCT              ----
                        BQT            $1-$10,000                          BQT              ----
                        BSD            $1-$10,000                          BSD              ----
                        BHY         $50,001-$100,000                       BHY              ----
                        BNA            $1-$10,000                          BNA              ----
                        BFK            $1-$10,000                          BFK              ----
                        BPK            $1-$10,000                          BPK              ----
                        BHK            $1-$10,000                          BHK              ----
                        BRF            $1-$10,000                          BRF              ----
                        RFA            $1-$10,000                          RFA              ----
                        BBF            $1-$10,000                          BBF              ----
                        BHD            $1-$10,000                          BHD              ----
                        BBK            $1-$10,000                          BBK              ----
                        BLE            $1-$10,000                          BLE              ----
                        BYM            $1-$10,000                          BYM              ----
                        BIE            $1-$10,000                          BIE              ----
                        BAF            $1-$10,000                          BAF              ----

Frank J. Fabozzi        BKT            $1-$10,000          $1-$10,000      BKT              ----            $1-$10,000
                        BAT            $1-$10,000                          BAT              ----
                        BMN            $1-$10,000                          BMN              ----
                        BMT            $1-$10,000                          BMT              ----
                        BRM            $1-$10,000                          BRM              ----
                        BKN            $1-$10,000                          BKN              ----
                        BCT            $1-$10,000                          BCT              ----
                        BQT            $1-$10,000                          BQT              ----
                        BSD            $1-$10,000                          BSD              ----
                        BHY            $1-$10,000                          BHY              ----

                                                                                                         AGGREGATE DOLLAR
NAME                       DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR       DOLLAR RANGE OF SHARE        RANGE OF EQUITY
----                      SECURITIES IN EACH TRUST    RANGE OF EQUITY      EQUIVALENTS IN EACH TRUST      SECURITIES AND
                          ------------------------    SECURITIES OF ALL   ---------------------------    SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE        TRUSTS(1)       TRUST          DOLLAR RANGE   OF ALL THE TRUSTS(1)
                       -----          ------------    -----------------   -----          ------------   --------------------

Frank J. Fabozzi        BNA            $1-$10,000                          BNA               ----
(Continued)             BFK            $1-$10,000                          BFK               ----
                        BPK            $1-$10,000                          BPK               ----
                        BHK            $1-$10,000                          BHK               ----
                        BPS            $1-$10,000                          BPS               ----
                        BHD            $1-$10,000                          BHD               ----
                        BBK            $1-$10,000                          BBK               ----
                        BLE            $1-$10,000                          BLE               ----
                        BYM            $1-$10,000                          BYM               ----


James Clayburn La       BKT             $1-$10,000       over $100,000     BKT         $50,001-$100,000    over $100,000
Force, Jr.              BAT             $1-$10,000                         BAT         $50,001-$100,000
                        BMN             $1-$10,000                         BMN               ----
                        BMT             $1-$10,000                         BMT               ----
                        BRM             $1-$10,000                         BRM               ----
                        BKN             $1-$10,000                         BKN               ----
                        BCT             $1-$10,000                         BCT         $50,001-$100,000
                        BQT             $1-$10,000                         BQT         $50,001-$100,000
                        BSD         $10,001-$50,000                        BSD               ----
                        BHY         $10,001-$50,000                        BHY         $50,001-$100,000
                        BNA            $1-$10,000                          BNA         $50,001-$100,000
                        BFK            $1-$10,000                          BFK               ----
                        BPK            $1-$10,000                          BPK               ----
                        BHK            $1-$10,000                          BHK            $1-$10,000
                        BFC         $50,001-$100,000                       BFC               ----
                        RAA            $1-$10,000                          RAA               ----
                        BFZ            $1-$10,000                          BFZ               ----
                        BJZ            $1-$10,000                          BJZ               ----
                        BHD            $1-$10,000                          BHD            $1-$10,000
                        BBK            $1-$10,000                          BBK               ----
                        BLE            $1-$10,000                          BLE               ----
                        BYM         $10,001-$50,000                        BYM               ----
                        BZA         $50,001-$100,000                       BZA               ----
                        BCL            $1-$10,000                          BCL               ----
                        BCK         $10,001-$50,000                        BCK               ----

Walter F. Mondale       BKT            $1-$10,000       $50,001-$100,000   BKT         $10,001-$50,000     over $100,000
                        BAT            $1-$10,000                          BAT         $10,001-$50,000
                        BMN         $10,001-$50,000                        BMN               ----
                        BMT         $10,001-$50,000                        BMT               ----
                        BRM            $1-$10,000                          BRM               ----
                        BKN            $1-$10,000                          BKN               ----
                        BCT            $1-$10,000                          BCT         $10,001-$50,000
                        BQT            $1-$10,000                          BQT         $10,001-$50,000
                        BSD            $1-$10,000                          BSD               ----
                        BHY            $1-$10,000                          BHY               ----
                        BNA            $1-$10,000                          BNA         $10,001-$50,000
                        BFK            $1-$10,000                          BFK               ----
                        BPK         $10,001-$50,000                        BPK               ----
                        BHK         $10,001-$50,000                        BHK            $1-$10,000
                        BHD            $1-$10,000                          BHD            $1-$10,000
                        BBK            $1-$10,000                          BBK               ----
                        BLE            $1-$10,000                          BLE               ----
                        BYM            $1-$10,000                          BYM               ----

----------

(1) Messrs. Kapito and Schlosstein and are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bkn

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                       (02) JAMES CLAYBURN LA FORCE, JR.,
                             (03) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                                NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above


--------------------------------------------------------------------------------

                                 THE BLACKROCK
                    INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                    INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Blackrock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                           (01) RICHARD E. CAVANAGH,
                             (02) ROBERT S. KAPITO,
                       (03) JAMES CLAYBURN LA FORCE, JR.,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above

--------------------------------------------------------------------------------

                                 THE BLACKROCK
                    INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                 THE BLACKROCK
                    INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/brm

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                       (02) JAMES CLAYBURN LA FORCE, JR.,
                             (03) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above


--------------------------------------------------------------------------------

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                           (01) RICHARD E. CAVANAGH,
                             (02) ROBERT S. KAPITO,
                       (03) JAMES CLAYBURN LA FORCE, JR.,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bfc

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                       (02) JAMES CLAYBURN LA FORCE, JR.,
                             (03) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                           (01) RICHARD E. CAVANAGH,
                             (02) ROBERT S. KAPITO,
                       (03) JAMES CLAYBURN LA FORCE, JR.,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                 THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                  THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                 COMMON SHARES


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                   FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW YORK
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bln

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                       (02) JAMES CLAYBURN LA FORCE, JR.,
                             (03) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                 THE BLACKROCK
                NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW YORK
INSURED MUNICIPAL
2008 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) RICHARD E. CAVANAGH,
                             (02) ROBERT S. KAPITO,
                       (03) JAMES CLAYBURN LA FORCE, JR.,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK BROAD
INVESTMENT GRADE
2009 TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bct

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                  BROAD INVESTMENT GRADE 2009 TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                  BROAD INVESTMENT GRADE 2009 TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INCOME TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bkt

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                              (01) FRANK FABOZZI,
                             (02) ROBERT S. KAPITO,
                            (03) WALTER F. MONDALE,
                           (04) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                               INCOME TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                 THE BLACKROCK
                               INCOME TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
HIGH YIELD TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bhy

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:


                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                  THE BLACKROCK
                                HIGH YIELD TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                                HIGH YIELD TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INVESTMENT QUALITY
TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bqt

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1.Election of Directors:

                              (01) FRANK FABOZZI,
                             (02) ROBERT S. KAPITO,
                            (03) WALTER F. MONDALE,
                           (04) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Investment Quality Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
ADVANTAGE TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bat

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE

           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                           ADVANTAGE TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                           ADVANTAGE TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Advantage Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bmn

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                              (01) FRANK FABOZZI,
                             (02) ROBERT S. KAPITO,
                            (03) WALTER F. MONDALE,
                           (04) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/raa

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE

           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.


--------------------------------------------------------------------------------

                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/rnj

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/rny

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO,
                             (04) WALTER F. MONDALE


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

--------------------------------------------------------------------------------

                                PREFERRED STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
INCOME OPPORTUNITY TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bna

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                              (01) FRANK FABOZZI,
                             (02) ROBERT S. KAPITO,
                            (03) WALTER F. MONDALE,
                           (04) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                         INCOME OPPORTUNITY TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                 THE BLACKROCK
                         INCOME OPPORTUNITY TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Opportunity Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bmt

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                             (01) ROBERT S. KAPITO,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                              (01) FRANK FABOZZI,
                             (02) ROBERT S. KAPITO,
                            (03) WALTER F. MONDALE,
                           (04) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.

--------------------------------------------------------------------------------


                                PREFERRED STOCK



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                       INSURED MUNICIPAL TERM TRUST INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Stockholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
PENNSYLVANIA STRATEGIC
MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bps

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                           THE BLACKROCK PENNSYLVANIA
                           STRATEGIC MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                              VOTER CONTROL NUMBER
                            -----------------------

                            -----------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

-----------------------------------------------------    -----------------------------------------------------
      VOTE-BY-INTERNET                                        VOTE-BY-TELEPHONE
1. LOG ON TO THE INTERNET AND GO TO [Graphic Omitted]     1. CALL TOLL-FREE                  [Graphic Omitted]
   http://www.eproxyvote.com/bsd                             1-877-PRX-VOTE (1-877-779-8683)
                                                      OR
2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE           2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND
   AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED         FOLLOW THE EASY RECORDED INSTRUCTIONS.
   WEBSITE.
-----------------------------------------------------    -----------------------------------------------------

        IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL
                                   YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    1.Election of Trustees:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                  THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The Blackrock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be Held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Directors:

                            (01) ANDREW F. BRIMMER,
                                (02) KENT DIXON,
                             (03) ROBERT S. KAPITO


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                 THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                 THE BLACKROCK
                           STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bbf

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK

MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bfk

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                             MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                    BLACKROCK
                             MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                             MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                             MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bfz

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       CALIFORNIA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock
California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bnj

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW JERSEY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       NEW JERSEY MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW JERSEY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) Richard E. Cavanagh,
                       (02) James Clayburn La Force, Jr.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                                    BLACKROCK
                         NEW JERSEY MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bny

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bjz

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

--------------------------------------------------------------------------------



                                 COMMON SHARES




Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES




Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
              SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bpk

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                           MUNICIPAL 2018 TERM TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                           MUNICIPAL 2018 TERM TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                      BLACKROCK MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                           MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/blh

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) WALTER F. MONDALE,
                           (02) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

--------------------------------------------------------------------------------


                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                       THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------



DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CORE BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bhk

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:


                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                           BLACKROCK CORE BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                            BLACKROCK CORE BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK STRATEGIC BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bhd

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                              (01) FRANK FABOZZI,
                            (02) WALTER F. MONDALE,
                           (03) RALPH L. SCHLOSSTEIN


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                         BLACKROCK STRATEGIC BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                         BLACKROCK STRATEGIC BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bbk

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE





--------------------------------------------------------------------------------

                                   BLACKROCK
                              MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                              MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                              MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES




Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                              MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bza

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.,


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                        CALIFORNIA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                                    BLACKROCK
                         CALIFORNIA MUNICIPAL BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                        CALIFORNIA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                    BLACKROCK
                         CALIFORNIA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bie

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) RICHARD E. CAVANAGH
                       (02) JAMES CLAYBURN LA FORCE, JR.,


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                                    BLACKROCK
                          FLORIDA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bzm

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.



           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                   COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         MARYLAND MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/blj

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                        NEW JERSEY MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bqh

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                         NEW YORK MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                   BLACKROCK
                         NEW YORK MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) RICHARD E. CAVANAGH,
                        (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         NEW YORK MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                   BLACKROCK
                         NEW YORK MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bhv

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         VIRGINIA MUNICIPAL BOND TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/ble

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                        (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                           MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bcl

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                      CALIFORNIA MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bfy

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:


                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                                   BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK INSURED MUNICIPAL
INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bym

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                    BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK INSURED MUNICIPAL
INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                            (01) RICHARD E. CAVANAGH,
                        (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                         INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA INSURED
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bck

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                    BLACKROCK
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                  COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                    CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK CALIFORNIA INSURED
MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/baf

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                     FLORIDA INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of Blackrock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER

                           --------------------------

                           --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET

1.   LOG ON TO THE INTERNET AND GO TO http://www.eproxyvote.com/bse

                                 [COMPUTER LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED WEBSITE.

                                       OR

VOTE-BY-TELEPHONE

1.   CALL TOLL-FREE 1-877-PRX-VOTE (1-877-779-8683)

                                [TELEPHONE LOGO]

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND FOLLOW THE EASY RECORDED INSTRUCTIONS.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustee:

                       (01) JAMES CLAYBURN LA FORCE, JR.


           [ ] FOR                                [ ] WITHHOLD
               NOMINEE                                FROM NOMINEE




--------------------------------------------------------------------------------

                                   BLACKROCK
                    NEW YORK INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                 COMMON SHARES


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                    NEW YORK INSURED MUNICIPAL INCOME TRUST

                                 COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1.Election of Trustees:

                           (01) RICHARD E. CAVANAGH,
                       (02) JAMES CLAYBURN LA FORCE, JR.

           [ ] FOR                                [ ] WITHHOLD
               ALL                                    FROM ALL
               NOMINEES                               NOMINEES


[ ]  _________________________________________
     For all nominees except as noted above



--------------------------------------------------------------------------------

                                   BLACKROCK
                    NEW YORK INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                                PREFERRED SHARES



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                          [  ]


Please be sure to sign and date this Proxy.


Signature: _____________________________          Date:  _______________________


Co-owner
Signature: _____________________________          Date:  _______________________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                     PROXY

                                   BLACKROCK
                    NEW YORK INSURED MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders of the Trust to be held on May 22, 2003 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.
               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------